Provident Financial Holdings, Inc.

Second Quarter of Fiscal 2013

December 31, 2012

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements." These statements relate to the Company's financial condition, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write-offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets and may lead to increased losses and non-performing assets and may result in our allowance for loan losses not being adequate to cover actual losses and require us to materially increase our reserve; changes in general economic conditions, either nationally or in our market areas; changes in the levels of general interest rates, and the relative differences between short and long term interest rates, deposit interest rates, our net interest margin and funding sources; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market areas; secondary market conditions for loans and our ability to sell loans in the secondary market; results of examinations of the Company by the Board of Governors of the Federal Reserve System and our bank subsidiary by the Office of the Comptroller of the Currency or other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our reserve for loan losses, write-down assets, change our regulatory capital position or affect our ability to borrow funds or maintain or increase deposits, or impose additional requirements and restrictions on us, any of which could adversely affect our liquidity and earnings; legislative or regulatory changes that adversely affect our business including changes in regulatory policies and principles, or the interpretation of regulatory capital or other rules, including changes related to Basel III; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the implementing regulations; our ability to attract and retain deposits; increases in premiums for deposit insurance; our ability to control operating costs and expenses; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; difficulties in reducing risk associated with the loans on our balance sheet; staffing fluctuations in response to product demand or the implementation of corporate strategies that affect our workforce and potential associated charges; computer systems on which we depend could fail or experience a security breach; our ability to retain key members of our senior management team; costs and effects of litigation, including settlements and judgments; our ability to implement our branch expansion strategy; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we have acquired or may in the future acquire into our operations and our ability to realize related revenue synergies and cost savings within expected time frames and any goodwill charges related thereto; increased competitive pressures among financial services companies; changes in consumer spending, borrowing and savings habits; the availability of resources to address changes in laws, rules, or regulations or to respond to regulatory actions; our ability to pay dividends on our common stock; adverse changes in the securities markets; inability of key third-party providers to perform their obligations to us; changes in accounting policies and practices, as may be adopted by the financial institution regulatory agencies or the Financial Accounting Standards Board, including additional guidance and interpretation on accounting issues and details of the implementation of new accounting methods; and other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended June 30, 2012.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$17.50
52-Week Range:	$9.21 - $17.55
Shares Outstanding:	10,597,005 shares
Market Capitalization:	$185.4 million
P/E (ttm):	8.58x
EPS (ttm):	$2.04
Annual Dividend & Yield:	$0.20 (1.14%)
As of December 31, 2012	

Franchise Overview

Northern California:
Pleasanton
Fairfield, Pleasanton, Roseville, San Rafael and Stockton.


San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- **Expanding customer base and market**
- **Strong mortgage operations, 2 wholesale and 16 retail mortgage offices**
- **Largest independent community bank headquartered in Riverside County, California (15 full-service offices)**
- **Seventh largest deposit market share in the Riverside-San Bernardino RMA; second largest of community banks**

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- City of Industry
- Escondido
- Fairfield
- Glendora
- Hermosa Beach
- Pleasanton
- Rancho Cucamonga, Haven Avenue
- Rancho Cucamonga, Commerce Center Drive
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Market Street
- Riverside, Riverside Avenue
- Roseville
- San Diego
- San Rafael
- Stockton

Financial Performance

Highlights

- Net Income increases by 274%
- Non-Interest Income increases by 174%
- Pre-Provision, Pre-Tax Earnings increase by 177%
- Efficiency Ratio improves to 58%

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$8.8
$9.5
$9.0
$9.5
$8.9
$8.8
09/11
12/11
03/12
06/12
09/12
12/12
(Quarter Ended)

Non-Interest Income



(In Millions)
25
20
15
10
5
0
$1.2
$7.3
$1.4
$5.9
$1.2
$10.1
$1.3
$14.7
$1.6
$20.6
$2.1
$17.9
09/11
12/11
03/12
06/12
09/12
12/12
(Quarter Ended)
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$12.3
$12.5
$14.6
$16.0
$17.3
$16.8
09/11
12/11
03/12
06/12
09/12
12/12
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Financial Performance

Pre-Provision, Pre-Tax Earnings



(In Millions)
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$5.0
$4.3
$5.7
$9.4
$13.8
$12.0
09/11
12/11
03/12
06/12
09/12
12/12
(Quarter Ended)

Pre-Tax Income – Operating Segments



(In Millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.8
$2.3
$1.2
$2.0
$3.8
$6.6
$0.8
$11.9
$1.3
$8.8
$3.2
09/11
12/11
03/12
06/12
09/12
12/12
(Quarter Ended)
Community Banking
Mortgage Banking

Quarterly Net Income



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$2.3
$1.9
$2.3
$4.3
$8.7
$6.9
09/11
12/11
03/12
06/12
09/12
12/12
(Quarter Ended)

Diluted Earnings Per Share



$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.20
$0.16
$0.21
$0.39
$0.80
$0.64
09/11
12/11
03/12
06/12
09/12
12/12
(Quarter Ended)

Financial Ratios

Net Interest Margin


3.25%
3.00%
2.75%
2.50%
2.25%
2.00%
2.79%
3.02%
2.91%
3.11%
2.96%
2.90%
09/11
12/11
03/12
06/12
09/12
12/12
(Quarter Ended)

Efficiency Ratio


80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
70.93%
74.17%
71.96%
62.88%
55.72%
58.21%
09/11
12/11
03/12
06/12
09/12
12/12
(Quarter Ended)

Return on Average Assets


3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.71%
0.57%
0.73%
1.37%
2.78%
2.21%
09/11
12/11
03/12
06/12
09/12
12/12
(Quarter Ended)

Return on Average Equity


25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
6.54%
5.19%
6.54%
12.03%
23.76%
18.14%
09/11
12/11
03/12
06/12
09/12
12/12
(Quarter Ended)

Community Banking

Highlights

- Average Deposit Costs decrease by 20 basis points
- Core Deposits rise as a percentage of total deposits
- Borrowings decrease by 28% due to maturities
- Average Borrowing Costs decrease by 18 basis points

Loan to Investment Mix



(In Millions)
$900
$800
$700
$600
$500
$25
$24
$24
$23
$22
$21
$860
$845
$825
$797
$777
$772
09/11
12/11
03/12
06/12
09/12
12/12
(Quarter Ended)
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
60%
50%
40%
30%
20%
10%
0%
$403
$481
$402
$466
$393
$453
$376
$439
$363
$431
$365
$422
09/11
12/11
03/12
06/12
09/12
12/12
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

Provident Bank Loan Originations and Purchases



(In Millions)
$25
$20
$15
$10
$5
$0
$16
$19
$11
$9
$16
$24
09/11
12/11
03/12
06/12
09/12
12/12
(Quarter Ended)

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 12/31/12	Interest Rate	Balance as of 12/31/11	Interest Rate
Single-family	$ 422,457	3.69%	$ 465,606	3.89%
Multi-family	261,580	5.51%	298,285	5.84%
Commercial real estate	101,621	6.44%	99,718	6.84%
Other	390	4.82%	1,528	5.69%
Commercial business	2,199	6.88%	4,332	7.43%
Consumer	383	9.33%	604	8.02%
Total loans held for investment	$ 788,630	4.66%	$ 870,073	4.92%
Deferred loan costs	1,957		2,304	
Allowance for loan losses	(18,530)		(26,901)	
Total loans held for investment,	$ 772,057		$ 845,476	

Loan Composition as of 12/31/12


Commercial business
0%
Other
0%
Consumer
0%
Commercial real estate
13%
Multi-family
33%
Single-family
54%
Single-family
Multi-family
Commercial real estate
Other
Commercial business
Consumer

Community Banking

Deposits and Borrowings



(In Millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$187
$177
$147
$127
$127
$127
$473
$458
$461
$446
$441
$426
$489
$496
$514
$515
$516
$509
09/11
12/11
03/12
06/12
09/12
12/12
(Quarter Ended)
Transaction Accounts
CDs
Borrowings

Deposit Composition

Category		At 12/31/2012	Rate		At 12/31/2011	Rate
Checking accounts - non interest-bearing	$	51,121	- %	$	51,785	- %
Checking accounts - interest-bearing		204,954	0.14%		198,683	0.26%
Savings accounts		225,501	0.25%		214,846	0.35%
Money market accounts		27,599	0.37%		30,275	0.57%
Time deposits		426,031	1.32%		458,267	1.51%
Total deposits	$	935,206	0.70%	$	953,856	0.88%
Brokered deposits included above	$	7,058	3.41%	$	12,151	3.11%

Deposit Composition at 12/31/2012



5%
22%
24%
3%
46%
Checking accounts - non interest-bearing
Checking accounts - interest-bearing
Savings accounts
Money market accounts
Time deposits

Borrowing Maturity Schedule

Category		At 12/31/2012	Rate		At 12/31/2011	Rate
Overnight	$	-	-	$	-	-
Three months or less		20,000	3.39%		30,000	4.01%
Over three to six months		-	-		30,000	3.70%
Over six to twelve months		55,000	3.95%		-	-
Over one to two years		10,000	2.93%		75,000	3.80%
Over two to three years		-	-		10,000	2.93%
Over three to four years		-	-		-	-
Over four to five years		110	6.49%		-	-
Over five years		41,409	3.18%		31,573	3.71%
Total borrowings	$	126,519	3.53%	$	176,573	3.75%

Asset Quality

Highlights

- Net Charge-Offs decline by 45%
- Non-Performing Assets decline by 32%
- 30-89 Days Delinquent decline by 54%
- New REOs decline by 75%, to 5 properties for the quarter

NPA, NPA to Total Assets and ALLL to LHI Ratios



$50,000
$40,000
$30,000
$20,000
$10,000
$0
(In Thousands)
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
(Percentage)

	09/11	12/11	03/12	06/12	09/12	12/12
Non-Performing Assets	$44,355	$39,314	$38,225	$39,977	$34,083	$26,800
NPA to Total Assets	3.36%	3.03%	2.97%	3.17%	2.68%	2.15%
ALLL to LHI	3.23%	3.08%	2.86%	2.63%	2.52%	2.34%

Provision for Loan Losses



(In Thousands)
$2,500
$2,000
$1,500
$1,000
$500
$-
$972
$1,132
$1,622
$2,051
$533
$23
09/11
12/11
03/12
06/12
09/12
12/12
(Quarter Ended)

Non-Performing Asset Composition 12/31/12



18%
1%
0%
14%
5%
62%
Single-family
Multi-family
Commercial real estate
Other
Commercial business
Real estate owned

PROVIDENT
Provident Financial Holdings, Inc.

Asset Quality

Allowance for Loan Losses (ALLL)



$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
(In Thousands)
09/11
12/11
03/12
06/12
09/12
12/12
ALLL
$28,704
$26,901
$24,260
$21,483
$20,118
$18,530

ALLL Allocation as of 12/31/12



1%
1%
0%
10%
20%
68%
Single-family
Multi-family
Commercial real estate
Other
Commercial business
Consumer

Delinquent and Non-Performing Loans

(Dollars In Thousands)	At December 31, 2012 30 - 89 Days # of Loans	At December 31, 2012 30 - 89 Days Balance	At December 31, 2012 Non-performing # of Loans	At December 31, 2012 Non-performing Balance	At December 31, 2011 30 - 89 Days # of Loans	At December 31, 2011 30 - 89 Days Balance	At December 31, 2011 Non-performing # of Loans	At December 31, 2011 Non-performing Balance
Mortgage Loans:								
Single-family	6	$ 1,192	63	$21,463	9	$3,055	89	$ 36,853
Multi-family	-	-	5	1,988	-	-	3	2,886
Commercial real estate	-	-	7	4,958	-	-	3	1,528
Other	1	231	1	159	-	-	1	1,292
Commercial business loans	-	-	5	204	-	-	4	336
Consumer Loans	-	-	-	-	4	11	-	-
Total	7	$ 1,423	81	$28,772	13	$3,066	100	$ 42,895

Asset Quality

Geographic Location

Category	Inland Empire Balance	Inland Empire Percentage	Southern California (1) Balance	Southern California (1) Percentage	Other California Balance	Other California Percentage	Other States Balance	Other States Percentage	Total Balance	Total Percentage
Single-Family	$126,866	30%	$230,302	54%	$61,696	15%	$3,593	1%	$422,457	100%
Multi-Family	39,321	15%	164,648	63%	54,129	21%	3,482	1%	261,580	100%
Commercial Real Estate	54,783	54%	45,022	44%	1,816	2%	-	0%	101,621	100%
Other loans	390	100%	-	0%	-	0%	-	0%	390	100%
Total	$221,360	28%	$439,972	56%	$117,641	15%	$7,075	1%	$786,048	100%

(1) Other than Inland Empire.

Geographic Location 12/31/12



1%
15%
28%
56%
Inland Empire
Southern California (1)
Other California
Other States

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2004 & Prior	2005	2006	2007	2008	2009	2010	2011	2012	TOTAL
Loan Balance (In Thousands)	$84,660	$128,169	$107,181	$61,344	$27,861	$1,143	$453	$2,210	$6,897	$419,918
Weighted Avg. LTV [1]	66%	69%	70%	72%	76%	58%	87%	69%	58%	69%
Weighted Avg. Age (in Years)	9.45	7.43	6.48	5.50	4.76	3.55	2.39	1.46	0.40	6.97
Weighted Avg. FICO [2]	721	730	742	732	743	746	744	734	763	733
Number of Loans	379	349	247	124	52	5	3	8	27	1,194
Geographic Breakdown (%)										
Inland Empire	32%	29%	30%	29%	28%	100%	51%	32%	16%	30%
Southern California (Other than Inland Empire)	63%	65%	51%	39%	38%	0%	49%	41%	40%	55%
Other California	5%	6%	17%	31%	34%	0%	0%	27%	44%	14%
Other States	0%	0%	2%	1%	0%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2004 & Prior	2005	2006	2007	2008	2009	2010	2011	2012	TOTAL
Loan Balance (In Thousands)	$43,349	$37,528	$47,202	$53,915	$9,003	-	$950	$30,363	$39,270	$261,580
Weighted Avg. LTV [1]	46%	51%	53%	54%	48%	-	68%	60%	57%	53%
Weighted Avg. Debt Coverage Ratio [2]	1.54x	1.25x	1.29x	1.26x	1.39x	-	1.33x	1.48x	1.70x	1.40x
Weighted Avg. Age (in Years)	9.05	7.50	6.53	5.43	4.70	-	2.68	1.29	0.43	5.26
Weighted Avg. FICO [2]	715	711	681	697	756	-	716	741	735	722
Number of Loans	73	60	57	74	12	-	4	29	45	354
Geographic Breakdown (%)										
Inland Empire	21%	7%	13%	5%	16%	-	0%	38%	15%	15%
Southern California (Other than Inland Empire)	74%	63%	40%	81%	84%	-	33%	53%	56%	63%
Other California	4%	29%	41%	14%	0%	-	67%	9%	29%	21%
Other States	1%	1%	6%	0%	0%	-	0%	0%	0%	1%
	100%	100%	100%	100%	100%	-	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2004 & Prior	2005	2006	2007	2008	2009	2010	2011	2012	TOTAL [3][4]
Loan Balance (In Thousands)	$16,926	$13,282	$14,648	$17,246	$5,313	$8,872	$383	$4,004	$20,968	$101,621
Weighted Avg. LTV [1]	44%	46%	57%	53%	35%	59%	59%	39%	52%	50%
Weighted Avg. Debt Coverage Ratio [2]	1.97x	2.12x	2.60x	2.32x	1.75x	1.23x	1.28x	2.10x	1.83x	2.04x
Weighted Avg. Age (in Years)	9.97	7.43	6.40	5.51	4.73	3.45	2.61	1.22	0.29	6.15
Weighted Avg. FICO [2]	716	690	720	720	756	722	705	707	750	724
Number of Loans	34	19	15	17	9	3	2	3	21	123
Geographic Breakdown (%)										
Inland Empire	43%	70%	25%	43%	8%	100%	52%	68%	72%	54%
Southern California (Other than Inland Empire)	57%	30%	75%	47%	92%	0%	48%	32%	28%	44%
Other California	0%	0%	0%	10%	0%	0%	0%	0%	0%	2%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Comprised of the following: $24.1 million in Office; $22.3 million in Retail; $15.0 million in Mixed Use; $8.2 million in Medical/Dental Office; $6.3 million in Light Industrial/Manufacturing; $5.3 million in Mobile Home Park; $4.2 million in Warehouse; $3.9 million in Mini-Storage; $3.4 million in Restaurant/Fast Food; $2.9 million in Research and Development; $1.8 million in Automotive – Non Gasoline;$1.8 million in Hotel and Motel; $1.5 million in Schools; and $872 in Other.

(4) Consisting of $69.2 million or 68.1% in investment properties and $32.4 million or 31.9% in owner occupied properties.

Provident Financial Holdings, Inc.

Mortgage Banking

Highlights

- Loans Originated for Sale increase by 60%
- Gain on Sale of Loans increases by 203%
- Loan Sale Margin increases to 192 basis points
- Locked Pipeline fueled by historically low mortgage rates

PBM Loan Originations


(In Millions)
$1,200
$1,000
$800
$600
$400
$200
$0
$568
$0
$629
$1
$583
$1
$736
$1
$860
$3
$1,009
$2
09/11
12/11
03/12
06/12
09/12
12/12
(Quarter Ended)
Saleable
Portfolio

PBM Locked Pipeline


$500,000
$400,000
$300,000
$200,000
$100,000
$0
50%
40%
30%
20%
10%
0%

	09/11	12/11	03/12	06/12	09/12	12/12
Gross Locked Pipeline	$304,394	$203,880	$268,735	$332,765	$464,549	$310,217
Net Locked Pipeline (1)	$186,953	$127,843	$181,832	$220,357	$299,825	$221,978
Fall-out Ratio	39%	37%	32%	34%	36%	28%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance


100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

	09/11	12/11	03/12	06/12	09/12	12/12
Refinance	47%	57%	56%	50%	62%	68%
Purchase	53%	43%	44%	50%	38%	32%

(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Mortgage Banking

Gain on Sale of Loans



(In Thousands)
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$7,276
$5,897
$10,138
$14,706
$20,595
$17,878
09/11
12/11
03/12
06/12
09/12
12/12
(Quarter Ended)

Loan Sale Margin



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.12%
1.29%
1.14%
1.15%
1.65%
1.72%
1.90%
1.93%
2.19%
2.26%
1.92%
2.06%
09/11
12/11
03/12
06/12
09/12
12/12
(Quarter Ended)
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse Provision



(In Thousands)
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$1,101
$672
$811
$241
$618
$1,285
09/11
12/11
03/12
06/12
09/12
12/12
(Quarter Ended)

Recourse Reserve



(In Thousands)
$8,000
$6,000
$4,000
$2,000
$0
$5,220
$5,301
$5,911
$6,183
$6,474
$7,776
09/11
12/11
03/12
06/12
09/12
12/12
(Quarter Ended)

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Highlights

- Strong Capital Ratios
- Increased Cash Dividend by 40%
- Repurchased 93,580 shares of common stock

Stockholders' Equity



(In Millions)
$160
$150
$140
$130
$120
$110
$100
$143
$142
$142
$145
$151
$156
09/11
12/11
03/12
06/12
09/12
12/12
(Quarter Ended)

Bank Capital Ratios



20.00%
17.50%
15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%

	09/11	12/11	03/12	06/12	09/12	12/12
Tier 1 Leverage Ratio	10.28%	10.62%	10.68%	11.26%	11.47%	12.26%
Tier 1 Risk-Based Capital Ratio	15.57%	16.87%	17.04%	17.53%	17.46%	18.79%
Total Risk-Based Capital Ratio	16.82%	18.13%	18.31%	18.79%	18.72%	20.05%

(Quarter Ended)

Value Proposition

Stock Price to Tangible Book Value Multiple



2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	Mar 2011	Jun 2011	Sep 2011	Dec 2011	Mar 2012	Jun 2012	Sep 2012	Dec 2012
Price/TBV	0.68x	0.65x	0.70x	0.73x	0.84x	0.86x	1.01x	1.19x